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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      April 19, 1996
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                      AMERICAN PRECISION INDUSTRIES INC.
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         (Exact name of registrant as specified in its charter)




   Delaware                      1-5601                         16-1284388
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(State or other jurisdiction  (Commission                  (IRS Employer-
of incorporation)             File Number)                 Identification No.)




2777 Walden Avenue, Buffalo, New York                            14225
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(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code     (716) 684-9700
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                                Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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             On April 19, 1996, API Gettys Inc., a wholly-owned
         subsidiary of American Precision Industries Inc. (the "Company"), acquired the assets and assumed certain liabilities of Gettys Corporation and Gettys Property Corporation (the "Sellers"). The cash purchase price of $4,777,000 was paid on April 19, 1996, $73,924.22 of which was deposited in an escrow account at Marine Midland Bank. The $73,924.22 escrow shall be held by Marine Midland Bank for a period not extending beyond July 1, 1996 and will be disbursed to Gettys Corporation upon the collection of certain accounts receivable. API Gettys Inc. also assumed on April 19, 1996 certain liabilities of the Sellers in the approximate amount of $1,623,000. The Company has guaranteed the obligations of API Gettys Inc. arising under the Asset Purchase Agreement.

             The Company funded this transaction with $2,133,290.52 which had been previously deposited to an escrow account at Marine Midland Bank and $2,569,785.26 in funds borrowed under a Credit Agreement with Marine Midland Bank dated March 29, 1996.

             Included in this transaction is machinery and equipment utilized by Gettys Corporation in the manufacture of AC and DC servo motors, amplifiers, and control electronics. API Gettys Inc. intends to utilize this machinery and equipment for the same purpose.

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         The description of the terms of the transaction set forth above is qualified in its entirety by the provisions of the Asset Purchase Agreement among the Sellers, the Company, and API Gettys Inc. dated April 15, 1996, as amended, which is filed as
         Exhibit 2 to this Form 8-K and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
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         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
             It is not practicable to include the financial statements of the Sellers as required by Rule 3-05(b) of Regulation S-X at this time. The Company intends to file such information on or before July 2, 1996.

         (b) PROFORMA FINANCIAL INFORMATION
             It is not practicable to include the proforma financial information as required by Article 11 of Regulation S-X. The Company intends to file such information on or before July 2, 1996.

         (c) EXHIBITS
            (2) Asset Purchase Agreement among the Sellers, the Company and API Gettys Inc. dated April 15, 1996, as amended. The Company agrees to furnish supplementally to the Securities and Exchange
                   Commission a copy of the exhibits to the Asset
                   Purchase Agreement upon request.
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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            American Precision Industries Inc.
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                                            (Registrant)




Date:  May 3, 1996                          /s/  John M. Murray
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                                            Vice President - Finance